EXHIBIT 10 TO FORM 10-Q
                              (Material Contracts)




Exhibit     Page
  No.        No.        Description
-------   --------      -----------
  10.1       *          Lease with Capitol Properties Four, L.C.
  10.2       *          1998 Incentive Stock Option Plan
  10.3       *          Security Agreement with Michael and Barbara Feaster
  10.4       *          Employment Agreement with Robert H. Reback, President
                        and Chief Executive Officer
  10.5       *          Employment Agreement with David P. Faulkner, Executive
                        Vice President of Sales and Marketing
  10.6       *          Employment Agreement with Michael D. Feaster, Vice
                        President of Software Development
  10.7       *          Employment Agreement with Steven K. Sorensen, Vice
                        President and Chief Technical Officer
  10.8       *          Amendment 1 to 1998 Incentive Stock Option Plan
  10.9       *          Amendment 2 to 1998 Incentive Stock Option Plan
  10.10      *          Form of Indemnification Agreement with directors and
                        officers
  10.11      *          Settlement Agreement and Mutual Release with Peter
                        Manley and Jana Manley
  10.12      *          Convertible Note Purchase Agreement and Convertible
                        Note with Tsunami Network Partners Corporation

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*Incorporated by reference (See exhibit listing above in ITEM 6. Exhibits and
Reports on Form 8-K.)